Exhibit 99.2

Supplemental Information
Third Quarter 2018

NYSE: CHCT
www.chct.reit

Cautionary Note Regarding Forward-Looking Statements

In addition to the historical information contained within, the matters discussed in this supplemental operating and financial information package may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “believes”, “expects”, “may”, “should”, “seeks”, “approximately”, “intends”, “plans”, “estimates”, “anticipates” or other similar words or expressions, including the negative thereof. Forward-looking statements are based on certain assumptions and can include future expectations, future plans and strategies, financial and operating projections or other forward-looking information. Such forward-looking statements reflect management’s current beliefs and are based on information currently available to management. Because forward-looking statements relate to future events, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the control of Community Healthcare Trust Incorporated (the "Company"). Thus, the Company’s actual results and financial condition may differ materially from those indicated in such forward-looking statements. Some factors that might cause such a difference include the following: general volatility of the capital markets and the market price of the Company’s common stock, changes in the Company’s business strategy, availability, terms and deployment of capital, the Company’s ability to refinance existing indebtedness at or prior to maturity on favorable terms, or at all, changes in the real estate industry in general, interest rates or the general economy, adverse developments related to the healthcare industry, the degree and nature of the Company’s competition, the ability to consummate acquisitions under contract and the other factors described in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and the Company’s other filings with the Securities and Exchange Commission from time to time. Readers are therefore cautioned not to place undue reliance on the forward-looking statements contained herein which speak only as of the date hereof. The Company intends these forward-looking statements to speak only as of the time of this supplemental operating and financial information package and undertakes no obligation to update forward-looking statements, whether as a result of new information, future developments, or otherwise, except as may be required by law.

Community Healthcare Trust / 3Q 2018 Supplemental Information	Page 2

 CORPORATE INFORMATION

Corporate Headquarters

Community Healthcare Trust Incorporated
3326 Aspen Grove Drive, Suite 150
Franklin, Tennessee 37067
Phone: 615.771.3052
E-mail: Investorrelations@chct.reit
Website: www.chct.reit

Board of Directors

Timothy G. Wallace	Alan Gardner	Robert Hensley	Claire Gulmi	R. Lawrence Van Horn
Chairman of the Board, Chief Executive Officer and President	Lead Independent Director	Audit Committee Chair	Compensation Committee Chair	Corporate Governance Committee Chair

Executive Management Team

	Timothy G. Wallace	W. Page Barnes	Leigh Ann Stach
	Chief Executive Officer and President	Executive Vice President, Chief Financial Officer	Vice President, Financial Reporting and Chief Accounting Officer

Covering Analysts

A. Goldfarb - Sandler O'Neill			E. Fleming - SunTrust Robinson Humphrey
S. McGrath - Evercore ISI			R. Stevenson - Janney Capital Markets
B. Maher - B. Riley FBR

Professional Services

Independent Registered Public Accounting Firm			Transfer Agent
BDO USA, LLP			American Stock Transfer & Trust Company, LLC
414 Union Street, Suite 1800			Operations Center
Nashville, Tennessee 37219			6201 15th Avenue
Brooklyn, New York 11219
1.800.937.5449

Community Healthcare Trust / 3Q 2018 Supplemental Information	Page 3

HISTORICAL FFO, NORMALIZED FFO AND AFFO (1)
(Amounts in thousands, except per share data)

	2018			2017				2016
	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4
Net income	$1,999	$2,417	$1,872	$1,552	$579	$466	$913	$1,033
Real estate depreciation and amortization	4,918	4,624	4,911	4,978	4,539	4,276	3,921	3,554
Total adjustments	4,918	4,624	4,911	4,978	4,539	4,276	3,921	3,554
Funds from Operations	$6,917	$7,041	$6,783	$6,530	$5,118	$4,742	$4,834	$4,587
Transaction costs	—	57	—	25	11	—	—	200
Normalized Funds From Operations	$6,917	$7,098	$6,783	$6,555	$5,129	$4,742	$4,834	$4,787
Straight line rent	(359)	(391)	(415)	(351)	(417)	(270)	(265)	(201)
Deferred compensation	690	801	614	428	395	338	318	221
AFFO	$7,248	$7,508	$6,982	$6,632	$5,107	$4,810	$4,887	$4,807
Funds from Operations per Common Share-Diluted	$0.39	$0.40	$0.38	$0.37	$0.31	$0.37	$0.38	$0.36
Normalized Funds From Operations Per Common Share-Diluted	$0.39	$0.40	$0.38	$0.37	$0.31	$0.37	$0.38	$0.38
AFFO Per Common Share-Diluted	$0.40	$0.42	$0.39	$0.37	$0.31	$0.38	$0.38	$0.38
Weighted Average Common Shares Outstanding-Diluted (2)	17,948	17,800	17,791	17,769	16,402	12,816	12,819	12,759

(1)
Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market conditions, many industry investors deem presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For that reason, the Company considers funds from operations ("FFO"), normalized FFO and adjusted funds from operations ("AFFO") to be appropriate measures of operating performance of an equity real estate investment trust ("REIT"). In particular, the Company believes that normalized FFO and AFFO are useful because they allows investors, analysts and Company management to compare the Company’s operating performance to the operating performance of other real estate companies and between periods on a consistent basis without having to account for differences caused by unanticipated items and other events.

The Company uses the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") definition of FFO. FFO and FFO per share are operating performance measures adopted by NAREIT. NAREIT defines FFO as the most commonly accepted and reported measure of a REIT's operating performance equal to "net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures." The Company has included normalized FFO which it has defined as FFO excluding certain expenses related to closing costs of properties acquired accounted for as business combinations and mortgages funded and has included AFFO which it has defined as normalized FFO excluding straight-line rent and deferred compensation and may include other non-cash items from time to time. Normalized FFO and AFFO presented herein may not be comparable to similar measures presented by other real estate companies due to the fact that not all real estate companies use the same definitions.

FFO, normalized FFO and AFFO should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of the Company’s financial performance or as alternatives to cash flow from operating activities (determined in accordance with GAAP) as measures of the Company’s liquidity, nor are they necessarily indicative of sufficient cash flow to fund all of the Company’s needs. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results of the Company, FFO, normalized FFO and AFFO should be examined in conjunction with net income as presented elsewhere herein.

(3)	Diluted weighted average common shares outstanding for FFO are calculated based on the treasury method, rather than the 2-class method used to calculate earnings per share.

Community Healthcare Trust / 3Q 2018 Supplemental Information	Page 4

BALANCE SHEET INFORMATION
(dollars in thousands, except per share data)

	2018			2017				2016
	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4
ASSETS
Real estate properties
Land and land improvements	$47,748	$47,080	$46,066	$44,419	$39,810	$37,277	$33,476	$29,884
Buildings, improvements, and lease intangibles	376,310	369,563	356,530	343,955	307,492	281,408	248,922	222,755
Personal property	132	129	116	112	112	109	102	97
Total real estate properties	424,190	416,772	402,712	388,486	347,414	318,794	282,500	252,736
Less accumulated depreciation	(50,607)	(45,682)	(41,052)	(36,136)	(31,153)	(26,610)	(22,328)	(18,404)
Total real estate properties, net	373,583	371,090	361,660	352,350	316,261	292,184	260,172	234,332
Cash and cash equivalents	1,006	1,784	2,285	2,130	17,479	831	2,044	1,568
Mortgage note receivable, net	—	—	10,633	10,633	10,633	10,518	10,652	10,786
Other assets, net	40,711	37,910	25,210	20,653	10,776	5,722	4,905	4,843
Total assets	$415,300	$410,784	$399,788	$385,766	$355,149	$309,255	$277,773	$251,529

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Debt, net	$127,449	$125,417	$111,385	$93,353	$59,284	$117,251	$81,235	$51,000
Accounts payable and accrued liabilities	3,818	4,439	3,806	4,056	3,226	3,057	2,964	3,541
Other liabilities	4,716	4,570	4,987	4,983	4,743	3,533	3,566	2,981
Total liabilities	135,983	134,426	120,178	102,392	67,253	123,841	87,765	57,522

Commitments and contingencies

Stockholders' Equity
Preferred stock, $0.01 par value; 50,000,000 shares authorized	—	—	—	—	—	—	—	—
Common stock, $0.01 par value; 450,000,000 shares authorized	185	182	182	181	181	131	131	130
Additional paid-in capital	333,468	325,719	324,918	324,303	323,877	214,975	214,640	214,323
Cumulative net income	11,063	9,064	6,647	4,775	3,223	2,644	2,178	1,265
Accumulated other comprehensive income (loss)	2,612	2,039	1,232	258	(386)	(436)	(152)
Cumulative dividends	(68,011)	(60,646)	(53,369)	(46,143)	(38,999)	(31,900)	(26,789)	(21,711)
Total stockholders’ equity	279,317	276,358	279,610	283,374	287,896	185,414	190,008	194,007
Total liabilities and stockholders' equity	$415,300	$410,784	$399,788	$385,766	$355,149	$309,255	$277,773	$251,529

Community Healthcare Trust / 3Q 2018 Supplemental Information	Page 5

STATEMENTS OF INCOME INFORMATION
(Amounts in thousands, except per share data)

	2018			2017				2016
	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4

REVENUES
Rental income	$10,225	$10,220	$9,635	$9,103	$8,012	$7,338	$6,618	$5,811
Tenant reimbursements	1,701	1,590	1,440	1,451	1,158	1,334	1,128	1,314
Mortgage interest	—	—	—	248	255	258	261	267
Other operating interest	679	592	354	160	19	—	—	—
	12,605	12,402	11,429	10,962	9,444	8,930	8,007	7,392

EXPENSES
Property operating	2,627	2,506	2,364	2,579	2,225	2,140	1,738	1,504
General and administrative	1,395	1,504	1,193	801	1,069	835	770	856
Depreciation and amortization	4,925	4,630	4,916	4,983	4,544	4,281	3,924	3,558
Bad debts	68	—	—	—	—	—	67	52
	9,015	8,640	8,473	8,363	7,838	7,256	6,499	5,970
OTHER INCOME (EXPENSE)
Interest expense	(1,643)	(1,571)	(1,268)	(1,051)	(1,091)	(1,209)	(597)	(391)
Other income (expense)	52	226	184	4	64	1	2	2
	(1,591)	(1,345)	(1,084)	(1,047)	(1,027)	(1,208)	(595)	(389)
NET INCOME	$1,999	$2,417	$1,872	$1,552	$579	$466	$913	$1,033

NET INCOME PER COMMON SHARE
Net income per common share – Basic	$0.10	$0.12	$0.09	$0.08	$0.02	$0.04	$0.07	$0.08
Net income per common share – Diluted	$0.10	$0.12	$0.09	$0.08	$0.02	$0.04	$0.07	$0.08
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING-BASIC	17,670	17,574	17,574	17,574	16,242	12,686	12,686	12,686
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING-DILUTED	17,670	17,574	17,574	17,574	16,242	12,816	12,819	12,759
DIVIDENDS DECLARED, PER COMMON SHARE, DURING THE PERIOD	$0.4025	$0.4000	$0.3975	$0.3950	$0.3925	$0.3900	$0.3875	$0.3850

Community Healthcare Trust / 3Q 2018 Supplemental Information	Page 6

PROPERTY LOCATIONS

Approximately 48% of our property revenues are in MSAs with populations over 1,000,000 and approximately 87% are in MSAs with populations over 100,000.

Property Name	Property Type	Address	City	State	Area	% of Square Feet	Annualized Rent (1)	% of Annualized Rent	Population	MSA/MISA	Rank
							($ 000's)
Chicago Behavioral Hospital	BF	1771 Rand Road	Des Plaines	IL	85,000	4.06%	$1,976.8	5.06%	9,512,999	Chicago-Naperville-Elgin, IL-IN-WI	3
Presence Regional Cancer Center	SC	2614 Jefferson Street	Joliet	IL	44,888	2.15%	$1,651.1	4.23%	9,512,999	Chicago-Naperville-Elgin, IL-IN-WI	3
Novamed Surgery Center	SCH	6309 West 95th Street	Oak Lawn	IL	30,455	1.46%	$641.0	1.64%	9,512,999	Chicago-Naperville-Elgin, IL-IN-WI	3
Morris Cancer Center	SC	1600 West US Route 6	Morris	IL	18,470	0.88%	$563.8	1.44%	9,512,999	Chicago-Naperville-Elgin, IL-IN-WI	3
Skin MD	PC	16105 South LaGrange Road	Orland Park	IL	13,565	0.65%	$462.7	1.19%	9,512,999	Chicago-Naperville-Arlington Heights, IL	3
Future Diagnostics Group	SC	254 Republic Avenue	Joliet	IL	8,876	0.42%	$368.3	0.94%	9,512,999	Chicago-Naperville-Elgin, IL-IN-WI	3
Joliet Oncology-Hematology Associates	PC	668 Cedar Crossing	New Lenox	IL	7,905	0.38%	$332.0	0.85%	9,512,999	Chicago-Naperville-Elgin, IL-IN-WI	3
Presence	MOB	7380 N. Lincoln Ave.	Lincolnwood	IL	14,863	0.71%	$311.0	0.80%	9,512,999	Chicago-Naperville-Arlington Heights, IL	3
Bayside Medical Center	MOB	4001 Preston Avenue	Pasadena	TX	51,316	2.45%	$732.9	1.88%	6,772,470	Houston-The Woodlands-Sugar Land, TX	5
Northwest Surgery Center	SCH	5215 Hollister Street	Houston	TX	11,200	0.54%	$466.4	1.19%	6,772,470	Houston-The Woodlands-Sugar Land, TX	5
Haddon Hill Professional Center	MOB	63 Kresson Road	Cherry Hill	NJ	24,567	1.17%	$440.1	1.13%	6,070,500	Philadelphia-Camden-Wilmington, PA-NJ-OE-MO	7
Mountain View Surgery Center	SCH	3131 West Peoria Avenue	Phoenix	AZ	13,835	0.66%	$315.6	0.81%	4,661,537	Phoenix-Mesa-Scottsdale, AZ	12
Desert Endoscopy Center	SCH	610 E. Baseline Road	Tempe	AZ	10,400	0.50%	$257.5	0.66%	4,661,537	Phoenix-Mesa-Scottsdale, AZ	12
Continuum Wellness Center	PC	3941 E. Baseline Road	Gilbert	AZ	8,087	0.39%	$33.9	0.09%	4,661,537	Phoenix-Mesa-Scottsdale, AZ	12
Berry Surgical Center	SCH	28500 Orchard Lake Road	Farmington Hills	MI	27,217	1.30%	$622.8	1.60%	4,297,617	Detroit-Warren-Dearborn, MI	14
Associated Surgical Center of Dearborn	SCH	24420 Ford Road	Dearborn Heights	MI	12,400	0.59%	$359.4	0.92%	4,297,617	Detroit-Warren-Dearborn, MI	14
Bay Area Physicians Surgery Center	SCH	6043 Winthrop Commerce Avenue	Riverview	FL	18,708	0.89%	$680.8	1.74%	3,032,171	Tampa-St. Petersburg-Clearwater, FL	18
Liberty Dialysis	SC	4352 Trail Boss Drive	Castle Rock	CO	8,450	0.40%	$319.8	0.82%	2,853,077	Denver-Aurora-Lakewood, CO	19
Medical Village at Wintergarden	MOB	1210 E. Plant Street	Winter Garden	FL	21,648	1.03%	$520.2	1.33%	2,441,257	Orlando-Kissimmee-Sanford, FL	23
Orthopaedic Associates of Osceola	PC	604 Oak Commons Boulevard	Kissimmee	FL	15,167	0.72%	$333.7	0.85%	2,441,257	Orlando-Kissimmee-Sanford, FL	23
Bassin Center For Plastic-Surgery-Villages	PC	8575 NE 138th Lane Suites 103-104	Lady Lake	FL	2,894	0.14%	$153.7	0.39%	2,441,257	Orlando-Kissimmee-Sanford, FL	23
Bassin Center For Plastic Surgery-Orlando	PC	422 Alafaya Trail #32	Orlando	FL	2,420	0.12%	$128.5	0.33%	2,441,257	Orlando-Kissimmee-Sanford, FL	23
Assurance Health System	BF	11690 Grooms Road	Cincinnati	OH	14,381	0.69%	$506.5	1.30%	2,165,139	Cincinnati, OH-KY-IN	28
Cavalier Medical & Dialysis Center	MOB	47 & 51 Cavalier Blvd	Florence	KY	37,090	1.77%	$472.0	1.21%	2,165,139	Cincinnati, OH-KY-IN	28
Fresenius Florence Dialysis Center	SC	7205 Dixie Hwy	Florence	KY	17,631	0.84%	$270.9	0.69%	2,165,139	Cincinnati, OH-KY-IN	28
Vascular Access Centers of Southern Nevada	SC	3150 West Charleston	Las Vegas	NV	4,800	0.23%	$—	—%	2,155,664	Las Vegas-Henderson-Paradise, NV	29
Prairie Star Medical Facility I	MOB	6815 Hilltop Road	Shawnee	KS	24,724	1.18%	$537.0	1.38%	2,104,509	Kansas City, MO-KS	30
Prairie Star Medical Facility II	MOB	6850 Hilltop Road	Shawnee	KS	24,840	1.19%	$313.4	0.80%	2,104,509	Kansas City, MO-KS	30
Rockside Medical Center	MOB	6701 Rockside Road	Independence	OH	55,086	2.63%	$1,348.0	3.45%	2,055,612	Cleveland-Elyria, OH	32
Brook Park Medical Building	MOB	15900 Snow Road	Brook Park	OH	18,444	0.88%	$364.1	0.93%	2,055,612	Cleveland-Elyria, OH	32
Sedalia Medical Center	MOB	5345 Hendron Road	Groveport	OH	20,064	0.96%	$322.0	0.82%	2,041,520	Columbus, OH	33
			(CONTINUED)

Community Healthcare Trust / 3Q 2018 Supplemental Information	Page 7

Property Name	Property Type	Address	City	State	Area	% of Square Feet	Annualized Rent (1)	% of Annualized Rent	Population	MSA/MISA	Rank
							($ 000's)
Court Street Surgery Center	SCH	125 South Court Street	Circleville	OH	7,787	0.37%	$—	—%	2,041,520	Columbus, OH	33
Kindred Hospital Indianapolis North	LTACH	Suite 2000 Box 82064, One American Square	Indianapolis	IN	37,270	1.78%	$1,384.7	3.55%	2,004,230	Indianapolis-Carmel-Anderson, IN	34
Assurance Health System	BF	900 N High School Road	Indianapolis	IN	13,722	0.66%	$443.1	1.14%	2,004,230	Indianapolis-Carmel-Anderson, IN	34
Assurance Health, LLC	BF	2725 Enterprise Drive	Anderson	IN	10,200	0.49%	$333.1	0.85%	2,004,230	Indianapolis-Carmel-Anderson, IN	34
Virginia Orthopaedic & Spine Specialists	PC	3300 High Street	Portsmouth	VA	8,445	0.40%	$141.5	0.36%	1,726,907	Virginia Beach-Norfolk-Newport News, VA-NC	37
Memphis Spine and Rehab Center	PC	11221 Latting Road	Eads	TN	11,669	0.56%	$103.9	0.27%	1,342,842	Memphis, TN-MS-AR	42
Sterling Medical Center	MOB	200 Sterling Drive	Orchard Park	NY	28,702	1.37%	$405.8	1.04%	1,132,804	Buffalo-Cheektowaga-Niagara Falls, NY	50
Cardiology Associates of Greater Waterbury	PC	455 Chase Parkway	Waterbury	CT	16,793	0.80%	$310.7	0.80%	856,875	New Haven-Milford	65
Los Alamos Professional Plaza	MOB	427 E. Duranta Avenue	Alamo	TX	41,797	2.00%	$530.7	1.36%	849,843	McAllen-Edinburg-Mission, TX	66
Columbia Gastroenterology Surgery Center	SCH	2739 Laurel Street	Columbia	SC	16,969	0.81%	$368.8	0.94%	817,488	Columbia, SC	71
UH Walden Health Center	PC	1119 Aurora Hudson Road	Aurora	OH	11,000	0.53%	$305.2	0.78%	702,221	Akron, OH	80
Novus Clinic	SCH	518 West Avenue	Tallmadge	OH	14,315	0.68%	$279.1	0.71%	702,221	Akron, OH	80
Parkway Professional Plaza	MOB	4725 US Hwy 98 S	Lakeland	FL	40,919	1.96%	$685.9	1.76%	666,149	Lakeland-Winter Haven, FL	82
UW Health Clinic- Portage	PC	2977 County Highway CX	Portage	WI	14,000	0.67%	$293.9	0.75%	648,929	Madison, WI	86
Cypress Medical Center	MOB	9300 E. 29th Street North	Wichita	KS	39,996	1.91%	$909.8	2.33%	644,672	Wichita, KS	87
Family Medicine East	PC	1709 S. Rock Road	Wichita	KS	16,581	0.79%	$410.8	1.05%	644,672	Wichita, KS	87
Grene Vision Center	PC	655 N. Woodlawn Blvd	Wichita	KS	11,891	0.57%	$287.2	0.74%	644,672	Wichita, KS	87
Daytona Medical Office	MOB	1620 Mason Avenue	Daytona Beach	FL	19,156	0.92%	$532.4	1.36%	637,674	Deltona-Daytona Beach-Ormond Beach, FL	88
Medical Village at Debary	MOB	110 Pond Court	Debary	FL	22,315	1.07%	$154.3	0.40%	637,674	Deltona-Daytona Beach-Ormond Beach, FL	88
Perrysburg Medical Arts Building	MOB	1103 Village Square Drive	Perrysburg	OH	24,134	1.15%	$381.8	0.98%	605,221	Toledo, OH	91
St. Vincent Mercy Medical Center, Inc.	MOB	3930 Sunforest Court	Toledo	OH	23,368	1.12%	$301.4	0.77%	605,221	Toledo, OH	91
Bassin Center For Plastic Surgery-Melbourne	PC	1705 Berglund Lane	Viera	FL	5,228	0.25%	$277.6	0.71%	579,130	Palm Bay-Melbourne-Titusville, FL	95
Riverview Ambulatory Surgical Center	SCH	423 Third Avenue	Kingston	PA	24,040	1.15%	$529.3	1.36%	555,225	Scranton--Wilkes-Barre--Hazleton, PA	99
Eynon Surgery Center	SCH	681 Scranton Carbondale Hwy	Eynon	PA	6,500	0.31%	$163.8	0.42%	555,225	Scranton--Wilkes-Barre--Hazleton, PA	99
Grandview Plaza	PC	802 New Holland Avenue	Lancaster	PA	20,000	0.96%	$285.6	0.73%	538,500	Lancaster, PA	103
AMG Specialty Hospital - Lafayette	BF	310 Youngville Highway	Lafayette	LA	29,890	1.43%	$—	—%	491,528	Lafayette, LA	108
Treasure Coast Medical Pavilion	MOB	3498 NW Federal Hwy #C	Jensen Beach	FL	56,703	2.71%	$671.4	1.72%	465,208	Port St. Lucie, FL	111
Affinity Health Center	MOB	4455 Dressler Road NW	Canton	OH	47,366	2.26%	$707.1	1.81%	401,281	Canton-Massillon, OH	134
Bristol Pediatric Associates	MOB	320 Steeles Road	Bristol	TN	10,975	0.52%	$225.4	0.58%	306,334	Kingsport-Bristol-Bristol, TN-VA	162
Wellmont Bristol Urgent Care	SC	1220 Volunteer Parkway	Bristol	TN	4,548	0.22%	$65.9	0.17%	306,334	Kingsport-Bristol-Bristol, TN-VA	162
Londonderry Centre	MOB	7030 New Sanger Avenue	Waco	TX	19,495	0.93%	$431.0	1.10%	265,207	Waco, TX	181
Meridian Behavioral Health Systems	BF	300 56th SW	Charleston	WV	132,430	6.33%	$2,437.5	6.24%	217,916	Charleston, WV	200
Gulf Coast Cancer Centers- Gulf Shores	SC	253 Professional Lane	Gulf Shores	AL	6,398	0.31%	$208.7	0.53%	208.563	Daphne-Fairhope-Foley, AL	213
Gulf Coast Cancer Centers-Foley	SC	1703 North Bunner Street	Foley	AL	6,146	0.29%	$200.5	0.51%	208.563	Daphne-Fairhope-Foley, AL	213
Fresenius Ft. Valley	SC	135 Avera Drive	Fort Valley	GA	4,920	0.24%	$90.8	0.23%	190.028	Warner Robins, GA	227

Community Healthcare Trust / 3Q 2018 Supplemental Information	Page 8

			(CONTINUED)
Property Name	Property Type	Address	City	State	Area	% of Square Feet	Annualized Rent (1)	% of Annualized Rent	Population	MSA/MISA	Rank
							($ 000's)
Monroe Surgical Hosptial	SCH	2408 Broadmoor Blvd	Monroe	LA	58,121	2.78%	$2,115.2	5.42%	179.47	Monroe, LA	235
Kedplasma	SC	505 East Webb Avenue	Burlington	NC	12,870	0.62%	$272.1	0.70%	159.688	Burlington, NC	261
Provena Medical Center	MOB	600-680 N. Convent Street	Bourbonnais	IL	50,643	2.42%	$900.8	2.31%	110.008	Kankakee, IL	357
Fresenius Gallipolis Dialysis Center	SC	137 Pine Street	Gallipolis	OH	14,890	0.71%	$159.3	0.41%	56,840	Point Pleasant, WV-OH	546
Davita Etowah Dialysis Center	SC	109 Grady Road	Etowah	TN	4,720	0.23%	$68.8	0.18%	52,850	Athens, TN	573
Fresenius Dialysis Center	SC	1321 W. 2nd Avenue	Corsicana	TX	17,699	0.85%	$132.0	0.34%	48,523	Corsicana, TX	605
Arkansas Valley Surgery Center	SCH	933 Sell Avenue	Canon City	CO	10,165	0.49%	$255.2	0.65%	47,446	Canon City, CO	616
Ottumwa Medical Clinic	MOB	1005 Pennsylvania Avenue	Ottumwa	IA	79,421	3.80%	$912.3	2.34%	43,842	Ottumwa, IA	657
Davita Dialysis	SC	330 Lola Lane	Pahrump	NV	12,545	0.60%	$420.5	1.08%	43,423	Pahrump, NV	659
Sanderling Dialysis Center	SC	780 East Washington Boulevard	Crescent City	CA	4,186	0.20%	$263.2	0.67%	27,540	Crescent City, CA	839
Tri Lakes Behavioral	BF	155 Keating Road	Batesville	MS	58,400	2.79%	$495.7	1.27%	City: 7,391; County: 34,164	RURAL - NO CBSA	N/A
Wellmont Assoicates Complex	MOB	338 Cueburn Avenue	Norton	VA	32,709	1.56%	$481.6	1.23%	City: 3,864; County: 39,228	RURAL - NO CBSA	N/A
Winfield Medical Office Buildings	PC	191 Carraway Dr	Winfield	AL	60,592	2.90%	$297.9	0.76%	City: 4,531; County: 29,998	RURAL - NO CBSA	N/A
Sanderling Dialysis Center	SC	102 Crestview Drive	Holdenville	OK	5,217	0.25%	$243.5	0.62%	City: 5,680; County: 13,566	RURAL - NO CBSA	N/A
Dahlonega Medical Mall	MOB	134 Ansley Drive	Dahlonega	GA	20,981	1.00%	$186.8	0.48%	City: 6,437; County: 31,445	RURAL - NO CBSA	N/A
Rettig Family Healthcare	PC	204 W Trinity Street	Groesbeck	TX	12,000	0.57%	$180.0	0.46%	City: 4,321; County: 23,468	RURAL - NO CBSA	N/A
Haleyville Physicians Professional Building	MOB	42030 Hwy 195 East	Haleyville	AL	29,515	1.41%	$145.1	0.37%	City: 4,074; County: 23,805	RURAL - NO CBSA	N/A
Russellville Medical Plaza	MOB	15155 Hwy 43 NE	Russellville	AL	29,129	1.39%	$143.2	0.37%	City: 9,815; County: 31,628	RURAL - NO CBSA	N/A
Amory Regional Medical Center	MOB	1111 Earl Frye Blvd,	Amory	MS	27,743	1.33%	$132.6	0.34%	City: 7,067; County: 35,873	RURAL - NO CBSA	N/A
Gulf Coast Cancer Centers-Brewton	SC	1207 Azalea Place	Brewton	AL	3,971	0.19%	$129.5	0.33%	City: 5,432; County: 37,728	RURAL - NO CBSA	N/A
Wellmont Lebanon Urgent Care	SC	344 Overlook Drive	Lebanon	VA	8,369	0.40%	$97.7	0.25%	City: 3,285; County: 27370	RURAL - NO CBSA	N/A
Amory Regional Medical Center	MOB	1127 Earl Frye Blvd	Amory	MS	18,074	0.86%	$86.4	0.22%	City: 7,067; County: 35,873	RURAL - NO CBSA	N/A
Amory Regional Medical Center	MOB	1107 Earl Frye Blvd	Amory	MS	17,629	0.84%	$84.2	0.22%	City: 7,067; County: 35,873	RURAL - NO CBSA	N/A
Wellmont Norton Urgent Care	SC	1014 Park Avenue	Norton	VA	5,000	0.24%	$57.5	0.15%	City: 3,864; County: 39,228	RURAL - NO CBSA	N/A
Amory Regional Medical Center	MOB	404 Gilmore Drive	Amory	MS	9,890	0.47%	$47.3	0.12%	City: 7,067; County: 35,873	RURAL - NO CBSA	N/A
Batesville Regional Medical Center	MOB	205 Medical Center Dr	Batesville	MS	9,263	0.44%	$44.3	0.11%	City: 7,391; County: 34,164	RURAL - NO CBSA	N/A
Amory Regional Medical Center	MOB	305 Highway 45N	Aberdeen	MS	3,378	0.16%	$16.1	0.04%	City: 5,391; County: 35,873	RURAL - NO CBSA	N/A

(1) Annualized rent was calculated by multiplying base rent for the month of September 2018 by 12.

Community Healthcare Trust / 3Q 2018 Supplemental Information	Page 9

INVESTMENT ACTIVITY
(dollars in thousands)

2018 INVESTMENT ACTIVITY

Location	Property Type	Acquisition Date	Purchase Price (in thousands)	Square Feet	Aggregate Leased % at Acquisition
Property Acquisitions:
Kissimmee, FL	PC	3/15/2018	$3,736	15,167	100.0%
Crescent City, CA	SC	3/30/2018	2,400	4,186	100.0%
Morris, IL	SC	3/30/2018	6,544	18,470	100.0%
Tallmadge, OH	SCH	6/21/2018	3,100	14,315	100.0%
Kingston, PA	SCH	6/22/2018	4,102	24,040	100.0%
Youngsville, LA (1)	BF	4/25/2018	4,518	29,890	—%
Waterbury, CT	PC	7/30/2018	3,450	16,793	100.0%
Groveport, OH	MOB	9/21/2018	3,200	20,064	87.8%

Total / Weighted Average			$31,050	142,925	77.4%

Note Fundings:
various	LTACH	4/25/2018	23,000

			$23,000
Total			$54,050

(1) This property previously secured a mortgage note receivable held by the Company.

Community Healthcare Trust / 3Q 2018 Supplemental Information	Page 10

LEASING INFORMATION

LEASE EXPIRATION SCHEDULE (1)

		Total Leased Square Footage		Annualized Lease Revenue
Year	Number of Leases Expiring	Amount	Percent (%)	Amount ($) (in thousands)	Percent (%)
2018	4	22,783	1.2%	439	1.1%
2019	38	184,661	9.9%	4,492	11.5%
2020	40	209,197	11.2%	4,016	10.3%
2021	22	169,679	9.1%	3,435	8.8%
2022	25	179,300	9.6%	3,891	10.0%
2023	30	156,736	8.4%	3,098	7.9%
2024	5	39,659	2.1%	1,103	2.8%
2025	9	107,987	5.8%	3,355	8.6%
2026	5	113,226	6.1%	2,668	6.8%
2027	1	6,651	0.4%	254	0.7%
Thereafter	32	675,400	36.1%	12,272	31.4%
Month-to-Month	3	2,785	0.1%	34	0.1%
Totals	214	1,868,064	100.0%	$39,057	100.0%

(1) Total portfolio was approximately 89.3% leased in the aggregate at September 30, 2018 with lease expirations ranging from 2018 through 2034.

Community Healthcare Trust / 3Q 2018 Supplemental Information	Page 11

PROPERTY DIVERSIFICATION

Property Type (1)	Number of Properties	Annualized Rent (1) ($ in thousands)	Annualized Rent (%)
Medical Office Building (MOB)	34	$14,478	37.1%
Surgical Centers and Hospitals (SCH)	14	7,055	18.1%
Behavioral Facilities (BF)	7	6,192	15.9%
Specialty Centers (SC)	20	5,584	14.3%
Physician Clinics (PC)	17	4,339	11.1%
Long-term Acute Care Hospitals (LTACH)	1	1,385	3.5%
Total	93	$39,033	100.0%
______________________
(1) Annualized rent was calculated by multiplying base rent for the month of September 2018 by 12.

Community Healthcare Trust / 3Q 2018 Supplemental Information	Page 12

PROPERTY DIVERSIFICATION
(continued)

State	Number of Properties	Annualized Rent (1) ($ in thousands)	Annualized Rent (%)
ILLINOIS	9	$7,207	18.5%
OHIO	10	4,139	10.6%
FLORIDA	11	4,675	12.0%
TEXAS	5	2,458	6.3%
KANSAS	3	2,161	5.5%
WEST VIRGINIA	1	2,438	6.2%
INDIANA	2	2,115	5.4%
LOUISIANA	6	2,473	6.3%
Other (Less than 3%)	46	11,367	29.2%
Total	93	$39,033	100.0%
_________________
(1) Annualized rent was calculated by multiplying base rent for the month of September 2018 by 12.

Community Healthcare Trust / 3Q 2018 Supplemental Information	Page 13

PROPERTY DIVERSIFICATION
(continued)

Tenant	Annualized Rent (1) ($ in thousands)	Annualized Rent (%)
Presence Health	$2,439	6.2%
Meridian Behavior Health System	2,437	6.2%
Vantage Health Plan, Inc. (Monroe Surgical)	2,115	5.4%
2014 Health, LLC (Chicago Behavioral)	1,977	5.2%
Assurance Health	1,951	5.0%
KND Development 67, LLC (Kindred)	1,385	3.5%
St. Vincent Medical Group	1,168	3.0%
All Others (Less then 3%)	25,561	65.5%
Total	$39,033	100.0%

(1) Annualized rent was calculated by multiplying base rent for the month of September 2018 by 12.

Community Healthcare Trust / 3Q 2018 Supplemental Information	Page 14